EXHIBIT 10.6

CREDIT AGREEMENT

This Credit Agreement (“Agreement”) is made as of February 13, 2007 between Colfax Financial Corporation, a Utah corporation (the “Borrower”), STEN Corporation, a Minnesota corporation (“STEN”) and R.W. Sabes Investment, LLC, a Nevada limited liability company (“Lender”).

WHEREAS, the Borrower desires to make borrowings from Lender; and

WHEREAS, subject to the terms and conditions of this Agreement, Lender has agreed to extend the requested credit and make borrowings to the Borrower.

NOW, THEREFORE, the Borrower and Lender accordingly agree as follows:

1.

Certain Definitions and Index to Definitions.

1.1

Accounting Terms.  Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all financial statements required to be delivered hereunder shall be prepared in accordance with accounting principles and practices generally accepted in the United States and consistently applied.

1.2

Definitions.  Unless otherwise defined herein, the following terms shall have the following respective meanings except as the context shall otherwise require:

1.2.1.

“Advance” shall have the meaning assigned to it in Section 2.2 hereof.

1.2.2.

“Borrowing Base” means at any time the lesser of (a) the Maximum Commitment or (b) 50% of the Eligible Contracts (except for the William Hamen (“J&J Motors”) dealer floorplan notes (the “J&J Floorplan Collateral”)).

1.2.3.

“Borrowing Base Certificate” means a certificate in substantially the form attached hereto as Exhibit A, duly completed and certified by the Chief Executive Officer of the Borrower, which sets forth the Borrowing Base of the Borrower as of a particular date.

1.2.4.

“Collateral” shall mean and include all Collateral, as such term is defined in the Security Agreement.

1.2.5.

“Contracts” shall mean accounts (as such term is defined in the UCC), chattel paper, instruments and vehicle installment contracts.

1.2.6.

“Dealer Financing Agreements” shall mean the contracts entered into by the Borrower with vehicle dealers whereby the Company provides financing of vehicle installment contracts and dealership floorplan financing for such dealer.

1.2.7.

“Dealer Reserve” shall mean all money held by the Borrower as a reserve account for a portion of all sums advanced to a vehicle dealer pursuant to Dealer Financing Agreements.

1.2.8.

“Documents” shall mean the following agreements, documents, or contracts entered into between all or some of the parties hereto or parties to transactions into which the parties have previously entered, whether before, on or after the date hereof:  the Security Agreement, dated as of the date hereof, entered into between Lender and the Borrower (the “Security Agreement”); the Secured Convertible Promissory Note, dated as of the date hereof, given by the Borrower to Lender (the “Note”); the Guaranty dated as of the date hereof, given to Lender by STEN the (“Guaranty”); the Security Agreement dated as of the date hereof, between Lender and STEN (the “STEN Security Agreement”); the Warrant issued by STEN to Lender; the UCC Financing Statement(s) in favor of Lender, together with any riders, supplements and amendments thereto, mortgages, security agreements, assignments, pledges, subordination agreements, or guaranties, delivered in connection therewith, and all other documents or instruments heretofore, now or hereafter executed pursuant to this Agreement or any of the aforesaid Documents.

1.2.9.

“Eligible Contracts” means all unpaid Contracts of the Borrower arising from the financing of vehicle installment contracts and dealership floorplan financing, including the Dealer Financing Agreements, but excluding any such Contracts having any of the following characteristics:

(i)

That portion of Contracts over 90 days past the specified due date;

(ii)

That portion of Contracts related to goods or services with respect to which the Borrower has received notice of a claim or dispute, which are subject to a claim of offset or a contra account, or which reflect a reasonable reserve for warranty claims or returns;

(iii)

Contracts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;

(iv)

Contracts that are secured by a vehicle subject to repossession;

(v)

Contracts for which the Borrower does not have possession of a copy of the vehicle title showing the Borrower as the sole lien holder, the original lien card for the vehicle in question, and the original installment sales contract signed by the buyer.

(vi)

Contracts not subject to a duly perfected first-priority security interest in Lender’s favor or which are subject to any Lien in favor of any Person other than Lender;

(vii)

Contracts, or portions thereof, otherwise deemed ineligible by Lender in its reasonable discretion.

1.2.10.

“Events of Default” shall mean and include an Event of Default, as such term is defined in the Note and the Security Agreement, together with the breach by the Borrower of any term, covenant, obligation, agreement, representation, warranty or other commitment or provision of this Agreement.

1.2.11.

“Initial Advance” means $1,845,845.00.

1.2.12.

“Material Adverse Effect” means any change or effect that is materially adverse to the operations, business, property assets, condition (financial or otherwise) of the Borrower.

1.2.13.

“Maximum Commitment” shall be $3,000,000.00.

1.2.14.

“Obligations” shall mean and include all loans, advances, debts, liabilities, obligations, letters of credit or acceptance transactions, trust receipt transactions or any other financial accommodations, owing by the Borrower to Lender of every kind and description (whether or not evidenced by any note or other instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or arising hereafter including, without limitation, all interest, fees, charges, expenses, reasonable attorneys’ fees and accountants’ fees chargeable to the Borrower or incurred by Lender in connection with its dealings with the Borrower.

1.2.15.

“Outstanding Balance” shall mean the aggregate amount, as shown on the books of Lender, of any and all advances and expenditures to, or on behalf of, the Borrower, whether under the Note and whenever made, interest thereon and any and all other expenditures pursuant to this Agreement outstanding at any one time.

1.2.16.

“Person” shall mean an individual or any entity, government, governmental agency or any other entity and whether acting in an individual, fiduciary or other capacity.

1.2.17.

“Termination Date” means the earlier of August 12, 2009 or such earlier date on which Lender’s commitment to make Advances is terminated pursuant to the terms hereof.

1.2.18.

“UCC” means the Uniform Commercial Code in effect in the state designated in the Security Agreement as the state whose laws given the Security Agreement, or in any other state whose laws are held to govern this Agreement or any portion of this Agreement.

1.2.19.

“Warrant” means the warrant issued to Lender to purchase 219,900 shares of Common Stock of STEN Corporation at the price of $4.50 per share, exercisable at any time within the five (5) years following the date hereof.

2.

Advances.

2.1

Initial Advance.  Subject to the terms and conditions of this Agreement, including, but not limited to, Section 4.1 below, upon the date hereof, Lender shall advance to the Borrower the Initial Advance.

2.2

Advances.  Subject to the terms and conditions of this Agreement, including, but not limited to, Section 4.2 below, Lender, upon five-business advance request of the Borrower until the Termination Date, shall from time to time advance to the Borrower funds at such time as the Borrower shall hereby request (each, an “Advance”) in an amount not in excess of the Borrowing Base and provided further that each such Advance shall be in increments of at least $250,000.

2.3

General.  Each Advance by Lender may be made by wire transfer to the Borrower’s account previously identified to Lender by the Borrower, provided that a portion of the Initial Advance shall be made directly to Crown Bank in accordance with the Payoff Letter (as attached hereto as “Exhibit B”).

2.4

Maximum Commitment.  Despite the foregoing and notwithstanding the nature or amount of the Collateral, the aggregate amount of Advances from Lender to the Borrower pursuant to the terms hereof shall not at any time exceed the Maximum Commitment.

2.5

Authorization for Advances.  Lender is only authorized to make Advances under this Agreement upon written instructions received from the Borrower’s Chief Executive Officer or other duly authorized officer.  Such authorization shall include a certification by the Borrower’s Chief Executive Officer that all conditions to the disbursement of the Advance as set forth in Article 4 have been satisfied.

3.

Payments.

3.1

General.  All payments hereunder shall be made by the Borrower to Lender pursuant to instructions previously provided to the Borrower by Lender or at such other place as Lender may designate in writing.

3.2

Payments.

3.2.1.

Borrower shall make an initial payment of interest only on the Initial Advance on March 1, 2007.

3.2.2.

Commencing April 1, 2007 and continuing until all Obligations owed to Lender are repaid in full, the Borrower shall make monthly payments to Lender equal to $74,163.36 as payment on the Initial Advance.  From and after each additional Advance, the Borrower shall make one monthly payment of interest only and additional monthly payments thereafter of principal and interest on the same day of each month calculated based on such additional Advance and interest being amortized over the remaining term of the Note.

3.2.3.

After February 13, 2008, the Borrower shall have the right to make prepayments at any time in reduction of the Outstanding Balance, in whole or in part, without premium or penalty; such payments shall be applied to amounts outstanding under the Note as instructed by the Borrower; provided, however, that any such prepayment shall be applied in accordance with the terms of the Note.  Any amount so repaid shall not be available for future Advances.  Except as provided in Section 3.4, the Borrower shall not be permitted to make any prepayments prior to February 13, 2008.

3.2.4.

Upon the earlier of the Termination Date or an Event of Default, the entire Outstanding Balance shall be automatically due and payable without demand or notice and without set-off or other deduction.

3.3

Interest.

3.3.1.

From the date hereof until paid in full, the Outstanding Balance shall accrue interest as set forth in the Note.

3.3.2.

Interest shall be due and payable by the Borrower to Lender in accordance with the terms of the Note.

3.3.3.

In the event of any Event of Default, without waiving any of Lender’s other rights or remedies, the principal of the Note shall bear interest at the rate set forth in the Note for Events of Default, until such Event of Default is cured or waived.

3.4

Mandatory Repayment.  Without notice or demand, if the sum of the outstanding principal balance of the Advances shall at any time exceed the Borrowing Base (provided that for determining if a payment is required under this Section 3.4 in connection with the Initial Advance before a subsequent Advance has been made, the Borrowing Base shall be calculated based on 66.67% of the Eligible Contracts except the J&J Floorplan Collateral), the Borrower shall immediately repay the Note to the extent necessary to eliminate such excess.  Any mandatory repayment received by Lender may be applied to the Obligations in such order and in such amounts as Lender in its sole discretion may determine from time to time.

3.5

Terms of Note Control.  In the event of any inconsistency between the terms of this Agreement and the terms of the Note with respect to interest, repayment, prepayment or any other term of the Note, the terms of the Note shall control and any inconsistent provision of this Agreement shall be revised to read in all cases to conform to the terms of the Note.

4.

Conditions Precedent.

4.1

Initial Advance.  As conditions precedent to Lender’s obligation to make the Initial Advance, the Borrower shall deliver or cause to be delivered to Lender:

4.1.1.

An executed copy of  this Agreement;

4.1.2.

An executed copy of the Note;

4.1.3.

The Security Agreement, together with any and all financing statements as shall be required by Lender and which shall be filed in such offices as is necessary to perfect Lender’s first priority, perfected security interest in all the Collateral;

4.1.4.

An executed copy of the Guaranty and STEN Security Agreement;

4.1.5.

An executed copy of the Warrant;

4.1.6.

A certificate of the Secretary of the Borrower which shall certify (i) the names of the officers of the Borrower authorized to sign the Documents and the other documents, instruments or certificates to be delivered pursuant to the Documents by the Borrower or any of the Borrower's officers, together with the true signatures of such officers, (ii) a copy of the articles of incorporation of the Borrower certified by the Secretary of State of the State of Utah, (iii) a copy of the bylaws of the Borrower, (iv) a copy of the resolutions of the Borrower's Board of Directors evidencing approval of the Documents, and (v) a certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to this Agreement and the other Documents.

4.1.7.

A certificate of the Secretary of STEN which shall certify (i) the names of the officers of STEN authorized to sign this Agreement, the Guaranty, the Warrant and the other documents, instruments or certificates to be delivered pursuant to the Documents by STEN or any of STEN’s officers, together with the true signatures of such officers, (ii) a copy of the articles of incorporation of STEN certified by the Secretary of State of the State of Minnesota, (iii) a copy of the bylaws of STEN, (iv) a copy of the resolutions of STEN’s Board of Directors evidencing approval of the Guaranty and Warrant, and (v) a certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to this Agreement, the Warrant and the other Documents.

4.1.8.

Certificates of Good Standing for the Borrower from the Secretaries of State of the States of Utah and Arizona and a Certificate of Good Standing for STEN from the Secretary of State of the State of Minnesota.

4.1.9.

A Payoff Letter, including authorization for Lender to file terminations of Crown Bank’s security interest and any other security interest in certain of the Borrower’s assets and properties or proof of the prior termination of any such security interests;

4.1.10.

A Borrowing Base Certificate as of the date hereof which shall calculate the Borrowing Base based on 66.67% of the Eligible Contracts (except for the J&J Floorplan Collateral) (the “Initial Borrowing Base Certificate”); and

4.1.11.

Such other documents, agreements and certificates as Lender shall reasonably request.

4.2

Future Advances.  As conditions precedent to Lender’s obligation to make any future Advances to the Borrower, on the date each such Advance is requested:

4.2.1.

All representations and warranties of the Borrower to Lender set forth herein or in any of the Documents shall be true, accurate and complete in all respects;

4.2.2.

The aggregate amount of Advances under the Note, after giving effect to such Advance, shall not exceed the Borrowing Base or the Maximum Commitment; and

4.2.3.

There shall not exist an Event of Default or an event which, with the giving of notice or passage of time, or both, would be an Event of Default.

4.3

Lender’s Discretion for Advances.  Notwithstanding anything in this Agreement, Lender shall only be required to make an Advance to the Borrower if, prior to making such Advance, Lender receives such assurances as it shall reasonably require regarding the Borrower’s ongoing business operations and shall not be required to make an Advance if, in Lender’s sole discretion, Lender is unsure as to the Borrower’s ability to repay any such Advance.

5.

Representations and Warranties.  The Borrower and STEN hereby, jointly and severally, represent and warrant that as of the date hereof:

5.1

Organization and Qualification.  The Borrower is a corporation duly organized and validly existing under the laws of the State of Utah, has the power and authority to own its property and to carry on its business as proposed to be conducted, is duly qualified and licensed to do business and is in good standing in every jurisdiction in which the nature of the business in which it is engaged makes such qualifications or licensing necessary and where failure to so qualify would have a material adverse effect on its condition (financial or otherwise).  STEN is a corporation duly organized and validly existing under the laws of the State of Minnesota, has the power and authority to own its property and to carry on its business as proposed to be conducted, is duly qualified and licensed to do business and is in good standing in every jurisdiction in which the nature of the business in which it is engaged makes such qualifications or licensing necessary and where failure to so qualify would have a material adverse effect on its condition (financial or otherwise).

5.2

Power and Authority.  The Borrower and STEN have the requisite power and authority to execute and deliver the Documents to which each is a party, and to perform its respective obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  The execution and delivery by the Borrower and STEN of the Documents to which each is a party and the performance by the Borrower and STEN of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action.  This Agreement has been duly and validly executed and delivered by the Borrower and STEN and constitutes, and upon the execution and delivery by each of the Borrower and STEN of the Documents to which each is a party, each such Document will constitute, the legal, valid and binding obligation of the Borrower and STEN as applicable, in each case enforceable against the Borrower and STEN in accordance with its respective terms, except as limited by (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally and (ii) general equitable principles.

5.3

Capitalization.  As of the date hereof and prior to giving effect to the transactions contemplated by the Loan Documents, the authorized capital stock of STEN will consist of 20,000,000 shares of Common Stock, of which 1,981,207 shares are issued and outstanding and 5,000,000 undesignated shares of stock, none of which are issued and outstanding.  All of the outstanding shares of capital stock of STEN have been, duly authorized and validly issued, fully paid and nonassessable.  The Warrant is duly authorized and issued, and no additional consideration will be required from Lender for the purchase of, and no additional corporate action will be required by STEN for the issuance of, the Warrant.  The shares of capital stock issuable upon exercise of the Warrant and conversion of the Note have been duly authorized and reserved for issuance and, upon issuance and delivery as described in the Warrant and Note, will be validly issued, fully paid and nonassessable.  The Borrower is a wholly-owned subsidiary of STEN Financial Corporation, which is a wholly-owned subsidiary of STEN.

5.4

Title to Assets.  The Borrower has good and marketable title to all of its property and assets, subject to no security interest, lien or encumbrance of any kind on the Collateral.

5.5

Litigation.  No actions, suits or proceedings are pending, or to the knowledge of the Borrower or STEN, threatened, against or affecting it before any court, governmental or administrative body or agency which might result in any Material Adverse Effect or which would question the validity of this Agreement.  The Borrower is not in default with respect to any applicable laws or regulations which affect the operations or financial condition of the Borrower, nor is it in default with respect to any other writ, injunction, demand, or decree or in default under any indenture, agreement or other instrument to which the Borrower is a party or by which the Borrower may be bound.

5.6

No Conflicts.  The execution and delivery of the Documents to which each of the Borrower and STEN is a party and compliance with their respective terms will not violate any provision of applicable law or the Borrower’s or STEN’s Articles of Incorporation or Bylaws or other organizational documents and will not result in a breach of any of the terms or conditions thereof, or result in the imposition of any lien, charge or encumbrance upon, any properties of the Borrower or STEN pursuant to, or constitute a default (with due notice or lapse of time or both) or result in an occurrence of an event pursuant to, which any holder or holders of outstanding indebtedness may declare the same due and payable; provided, however that consent is required under the Business Loan Agreement dated January 18, 2006 between STEN and Citizens Independent Bank, as amended by Commercial Loan/Note Amendment Agreement dated January 8, 2007.

5.7

Financial Statements.  The Borrower has previously furnished Lender with various financial statements and other financial information.  STEN has previously furnished Lender with its financial statements for the year ended October 1, 2006.  Unless otherwise indicated in such financial statements or financial information, the historical financial statements and other historical financial information furnished to Lender were prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly present (subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments that are not material and to the absence of footnotes) the respective financial condition and results of operations of the Borrower and STEN for the periods there included.

5.8

Material Adverse Events.  Since October 1, 2006, there have not been any events, which, individually or in the aggregate, have had a Material Adverse Effect on Borrower or STEN.

5.9

No Undisclosed Liabilities.  The Borrower and STEN do not have any liabilities of, relating to or affecting the Borrower, STEN or any of their respective assets and properties, except (i) liabilities reflected or reserved against in the respective financial statements referred to in Section 5.7 (the “Financial Statements”), (ii) immaterial liabilities which, in accordance with GAAP, are not required to be reflected or reserved against on the Borrower’s or STEN’s respective balance sheet, (iii) liabilities incurred in the ordinary course of business consistent with past practice since the date of the most recent Financial Statements and in accordance with the provisions of this Agreement, in each case, none of which relates to or arises out of the violation of any laws or the breach of any contract, agreement or warranty or any tort.

5.10

Taxes.  STEN and the Borrower have filed or caused to be filed all tax returns which are required to be filed by it.  STEN and the Borrower have paid, or made provision for the payment of, all taxes which have or may have become due pursuant to said returns or otherwise or pursuant to an assessment received by the Borrower or STEN.  The charges, accruals and reserves in respect of income taxes on the respective books of the Borrower and STEN are adequate.  Neither the Borrower nor STEN know of any proposed material tax assessment against either of them and no extension of time for the assessment of federal, state or local taxes of the Borrower or STEN is in effect or has been requested, except as disclosed in the financial statements referred to above and previously furnished to Lender.

5.11

Legal Compliance.  The Borrower and the conduct of its business are in compliance with all applicable laws, except where the failure to comply would not have a Material Adverse Effect.  The Borrower has no knowledge that it is not in compliance with any of such laws where the failure to comply would have a Material Adverse Effect.  The Borrower has no reasonable basis to anticipate that any presently existing circumstances are likely to result in violations of any such laws which would, individually or in the aggregate, have a Material Adverse Effect. The Borrower validly holds all permits that are material to the business as it is currently conducted and each such permit currently held is valid, binding and in full force and effect, and the Borrower has not received any notice that it is, in default (or with the giving of notice or lapse of time or both, would be in default) under any such permit currently held.

5.12

Contracts.  Each material contract to which the Borrower is currently a party is in full force and effect and constitutes the legal, valid and binding agreement, enforceable in accordance with its terms, of the Borrower and to the Borrower’s knowledge, any other party thereto, except as limited by (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally and (ii) general equitable principles.  The Borrower has not and, to the knowledge of the Borrower, no other party to such contract is or has received notice that it is, in violation or breach of or default under any such contract (or with notice or lapse of time or both, would be in violation or breach of or default under any such contract).

5.13

Disclosure.  All information supplied to Lender by, or on behalf of, each of the Borrower and STEN, whether before, on or after the date hereof, is and shall be true and correct as of the date hereof and the date of any future Advance.  The Documents taken together with, and the documents and certificates executed by the Borrower or STEN or otherwise furnished by the Borrower or STEN to Lender and/or made available to Lender do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

6.

Affirmative Covenants.  Until payment in full of the Obligations, the Borrower agrees that:

6.1

Maintain Assets.  The Borrower will maintain and keep its assets, properties and equipment in good repair, working order and condition and, if requested by Lender, insure its inventory and equipment under policies naming Lender as loss payee.

6.2

Financial Statements.  The Borrower will furnish to Lender such financial statements and related financial or business information as Lender shall from time-to-time request, including, but not limited to, such information concerning the Collateral as Lender may request, and such other information as Lender may request.

6.3

Borrower’s Certification.  The Borrower will furnish to Lender within 15 days after the end of each month a certification of the Chief Executive Officer that the Borrower is in compliance with all the terms, conditions, covenants and warranties of the Documents and a Borrowing Base Certificate as of the end of each such month.

6.4

Access to Records.  The Borrower will permit any person designated by Lender, at Lender’s expense, to visit and inspect any of its respective properties, books and financial records and to discuss its affairs, finances and accounts with its respective officers, all at such reasonable times and as often as Lender may reasonably request in advance in writing.  In addition to the foregoing, at a minimum of once every 60 days until February 13, 2008 and every 90 days thereafter, at the Borrower’s expense, the Borrower will hire an independent local accountant acceptable to Lender to perform a limited review of the Borrower’s loan files and the inventory located at dealerships associated with the Borrower and provide a report on the agreed upon procedures to Lender.

6.5

Taxes, Assessments and Charges.  The Borrower will promptly pay over to the appropriate authorities all sums for taxes deducted and withheld from wages, as well as the employer’s contributions relating thereto, and promptly pay all taxes, assessments and other governmental charges, if any, imposed upon or asserted against the Borrower’s income, profits, properties and activities.

6.6

Notification of Changes.  The Borrower will promptly notify Lender of any litigation which might materially and adversely affect the Borrower, as applicable, or any of its respective properties.  If there is a change in the day-to-day control and management of the Borrower, the Borrower agrees to provide Lender advance written notice of such change.

6.7

Books and Records.  The Borrower will keep true and accurate books of records and accounts in accordance with sound accounting principles.  Unless directed otherwise by Lender, the Borrower will maintain in its possession the originals of all installment contracts or other chattel papers pledged as Collateral to Lender.

6.8

Legal Existence; Name, Etc.  The Borrower shall preserve and keep in full force and effect its existence, entity status, rights and privileges under the laws of the state of its formation, and use all commercially reasonable efforts to hold and maintain all permits applicable to the ownership, use and operation of its assets and properties.  The Borrower shall conduct business only in its own name and shall not change its name, identity, or organizational structure, or the location of its chief executive office or principal place of business unless the Borrower () provides Lender advance written notification of such change, and () shall have taken all actions necessary or requested by Lender to file or amend any financing statement or continuation statement to assure perfection and continuation of perfection of security interests under the Documents.  The Borrower shall provide advance written notice of any amendment of the articles of incorporation, bylaws or other governing documents of the Borrower.

7.

Negative Covenants of the Borrower.  Until payment in full of the Obligations and without the prior written consent of Lender, which such consent shall not be unreasonably withheld, conditioned or delayed, the Borrower will not:

7.1

Collateral.  Waive, amend, or vary the terms of any account receivable, chattel paper or any other right to payment or waive or consent to a postponement or other than strict compliance on the part of any debtor, except in the normal course of the Borrower’s business;

7.2

Liens.  Suffer to exist any lien (including any encumbrance or security interest) of any kind upon any of the “Collateral” (as defined in the Security Agreement of even date herewith), whether now owned or hereafter acquired, except in favor of Lender;

7.3

Sale of Assets.  Sell, abandon or otherwise dispose of any material assets;

7.4

Consolidation, Merger, etc.  Consolidate with, merge into or with or sell (whether in one transaction or in a series of transactions) all or substantially all of its assets to any Person;

7.5

Loans, Guarantees, Acquisitions.  Except in the ordinary course of the Borrower’s business, advance funds to any Person (other than STEN) (whether by way of loan, stock purchase, capital contribution, or otherwise), or incur any indebtedness or enter into a guarantee with respect to the obligations of any Person (other than STEN).  In addition, the Borrower may not acquire by purchase of stock or by purchase of assets in exchange for cash, shares of capital stock, or other securities of the Borrower, any other Person or all or any substantial division or portion of the assets and business of any other Person;

7.6

Dividends.  Declare or pay any dividend on, or declare or make any other distribution on account of, any shares of any class of its stock now or hereafter outstanding or set apart any sum for such purpose;

7.7

Redemption.  Directly or indirectly redeem, retire, purchase or otherwise acquire beneficially any shares of any class of its own stock now or hereafter outstanding or set apart any sum for any such purpose; or

7.8

Affiliate Transactions.  Without the prior written consent of Lender, which shall not be unreasonably withheld, conditioned or delayed unless the assets and properties of the Borrower or the expectation that the Obligations will be repaid would be adversely affected, engage in any transaction with an affiliate of Borrower other than on arm’s length terms.

8.

Investment Representations; Agreements and Covenants.

Lender represents, warrants and covenants to the Borrower and STEN the following:

8.1

Due Organization and Execution.  Lender is a limited liability Borrower duly organized and validly existing under the laws of the State of Minnesota and has the requisite power and authority to own its assets and properties and to carry on its business as presently conducted.  Lender has the requisite power and authority to execute and deliver this Agreement and each Document to which it is a party and to perform its obligations hereunder and thereunder.  The Documents have been duly executed and delivered by Lender and are the valid and binding obligations of Lender enforceable against Lender in accordance with their terms.

8.2

No Breach.  The execution, delivery and performance of this Agreement and each Document to which it is a party by Lender and the consummation of the transactions contemplated hereby and thereby will not violate, conflict with or otherwise result in the breach of any of the terms and conditions of, result in a material modification of or constitute (or with notice or lapse of time or both would constitute) a default under (i) any of the organizational documents of Lender; (ii) any material instrument, contract or other agreement to which Lender is a party or by or to which it or any of its properties is bound or subject; or (iii) any Law applicable to Lender or any of its properties or operations.

8.3

Governmental and Other Consents.  No consent, approval or authorization of, or declaration or filing with, any governmental authority or other person is required on the part of Lender in connection with the execution, delivery and performance of this Agreement and any Document to which it is a party or the consummation of the transactions contemplated hereby and thereby.

8.4

Investment Representations.  Lender represents and warrants to the Borrower and STEN that:

8.4.1.

Lender is an accredited investor (as defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended (the “Act”)) and Lender is acquiring the Warrant, the Note, the shares of STEN common stock underlying the Warrant and the shares of STEN common stock underlying the Note (such securities referred to collectively the “Securities”) for its own account and without a view to the public distribution of the Securities or any interest therein.

8.4.2.

Lender represents and warrants to the Borrower and STEN that Lender has received and reviewed such filings of STEN with the Securities and Exchange Commission and has obtained and reviewed such additional information, in each case, as Lender deems necessary to make an informed investment decision regarding its investment in the Securities, and Lender has had an opportunity to ask questions of, and receive answers from executive officers of STEN concerning the business, management and financial affairs of STEN.

8.4.3.

Lender acknowledges that an investment in the Securities involves a high degree of risk, including the risks of receiving no return on the investment and of losing Lender’s entire investment in the Securities. Lender has experience in making investment decisions of the type involved in making an investment in the Securities.  Lender has such knowledge and experience in financial and business matters that Lender is capable of evaluating the merits and risks of an investment in the Securities.   Lender has evaluated all of the risks of an investment in the Securities.  Lender is able to bear the economic risk of investment in the Securities, including the total loss of such investment.

8.4.4.

Lender has been advised that the issuance of the Securities will not be registered under the Act or the securities laws of any state but are being offered and sold in connection with this Credit Agreement pursuant to exemptions from such laws and that the STEN’s reliance upon such exemptions is predicated in part on Lender’s representations to STEN as contained herein.  Lender acknowledges that the transfer of the Securities is restricted by the Act and that any instrument or certificate evidencing the Securities will bear a legend setting forth such restriction.

9.

Events of Default.  The Borrower hereby agrees and acknowledges that upon the occurrence of an Event of Default or an event or series of events which, with the giving of notice or passage of time, or both, would be an Event of Default, then and upon the happening of any such event, an Event of Default shall occur hereunder and Lender may, at its option, exercise any and all rights and remedies afforded it under or pursuant to any of the Documents, including, but not limited to, the Note and/or the Security Agreement, or take such other actions otherwise available in equity or at law.  Moreover, upon the occurrence of an Event of Default or an event or series of events which, with the giving of notice or passage of time, or both, would be an Event of Default, Lender shall have no further obligation or duty hereunder to make any Advance to the Borrower.  All such remedies of Lender shall be cumulative.

10.

Reimbursement of Expenses and Indemnification.

10.1

Expenses.  As a condition to the consummation of the transactions contemplated hereby, the Borrower or STEN will promptly reimburse Lender for all reasonable out-of-pocket expenses of Lender (including, but not limited to, reasonable fees and disbursements of Lender’s counsel) incident or in any way related to (i) preparation and negotiation of the Documents and any amendments, extensions and renewals thereof; (ii) the protection of the rights of Lender under the Documents; or (iii) defense by Lender against all claims against Lender relating to any of its acts of commission or omission directly or indirectly relating to the Documents, all whether by judicial proceedings or otherwise, other than claims which are (a) sustained by a court of competent jurisdiction, (b) non-appealable, and (c) predicated solely on Lender’s gross negligence or willful misconduct.  The Borrower or STEN will also pay and save Lender harmless from any and all liability with respect to any stamp or other taxes (other than transfer or income taxes) which may be determined to be payable in connection with the making of the Documents or any action of Lender with respect to the Collateral, including, without limitation, transfer of the Collateral to Lender’s name or that of its nominee or the purchaser at a foreclosure sale.

10.2

Indemnification By Borrower.  The Borrower and STEN will indemnify and hold harmless Lender and any officer, director, trustee or control person thereof (in each case, an “Indemnified Lender Party”) against any losses, claims, damages, liabilities, or expenses (collectively the “Damages”) to which any such Indemnified Party may become subject, insofar as such Damages (or actions in respect thereof) arise out of or are based upon the transactions contemplated by this Agreement and the Documents, and will reimburse such Indemnified Lender Party for any reasonable legal or other expenses incurred by it or them in connection with investigating or defending against any such Damages; provided, however, that the foregoing shall not apply to Damages resulting from a breach of this Agreement by an Indemnified Lender Party or breach of any Document by an Indemnified Lender Party, or any representation or warranty of an Indemnified Lender Party contained herein or therein, or the gross negligence or willful misconduct of an Indemnified Lender Party.

10.3

Indemnification By Lender.  Lender will indemnify and hold harmless the Borrower and STEN and each of the respective officers, directors, trustees or control persons of either the Borrower or STEN (in each case, an “Indemnified Company Party”) against Damages to which any such Indemnified Company Party may become subject, insofar as such Damages (or actions in respect thereof) arise out of or are based upon the transactions contemplated by this Agreement and the Documents, and will reimburse such Indemnified Company Party for any reasonable legal or other expenses incurred by it or them in connection with investigating or defending against any such Damages; provided, however, that the foregoing shall not apply to Damages resulting from a breach of this Agreement by an Indemnified Company Party or breach of any Document by an Indemnified Company Party, or any representation or warranty of an Indemnified Company Party contained herein or therein, or the gross negligence or willful misconduct of an Indemnified Company Party.

10.4

Notice.  Within a reasonable time after receipt by an Indemnified Lender Party or Indemnified Company Party (either an “Indemnified Party”) of notice of the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against the other party or parties, notify the other party or parties of the commencement thereof; but the omission so to notify the other party or parties shall not relieve it from any liability that it may have to such Indemnified Party.  In case such action shall be brought against any Indemnified Party, and it shall notify the other party or parties of the commencement thereof, the other party or parties shall be entitled to participate in, and, it or they shall be required to assume the defense thereof, with counsel who shall be satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the other party or parties), and after notice from the other party or parties to such Indemnified Party of its or their election so to assume the defense thereof, the other party or parties will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

10.5

Non-Exclusive Remedy.  The obligations of the Borrower and STEN under this Article 10 shall be in addition to any liability which the Borrower and STEN may otherwise have under this Agreement.

10.6

Survival.  The indemnity agreement of the parties contained in this Article, and the representations, warranties, and covenants of the parties set forth herein and in the Documents, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any party, and shall survive the consummation of the transactions contemplated hereby.  The aforesaid indemnity agreement shall also survive following any termination or cancellation of this Agreement or any other Document.  Any successor of any party or of any such controlling person or any legal representative of such controlling person, as the case may be, shall be entitled to the benefit of the respective indemnity agreement.

11.

Miscellaneous.

11.1

Binding Effect.  The parties hereto agree that this Agreement shall be binding upon and inure to the benefit of their respective successors in interest and assigns, provided that the Borrower may not assign or transfer its interest hereunder or under any of the Documents without the prior written consent of Lender.

11.2

Governing Law.  This Agreement and the rights and obligations of the parties hereunder and under the Documents, including any other documents delivered herewith or therewith, shall be construed in accordance with and governed by the laws of the State of Minnesota, without regard to its conflicts of laws provisions.

11.3

Suits, Proceedings, Etc.  To induce Lender to enter into this Agreement, the Borrower hereby irrevocably agrees to the provisions set forth in the Security Agreement regarding, among other things, the location and venue of any suit brought to enforce Lender’s rights under any of the Documents and the waiver of a jury trial.

11.4

Notices.  All notices of any type hereunder shall be effective if made and delivered in accordance with the terms of the Note.

11.5

No Waivers.  No failure or delay on the part of Lender in exercising any right, power or privilege hereunder and no course of dealing between the Borrower and Lender shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

11.6

Headings.  The headings of various sections of this Agreement have been inserted for reference only and shall not be deemed to be a part of this Agreement.

11.7

Amendment and Waiver.  Neither this Agreement, nor any provision hereof, may be modified, waived, discharged or terminated orally, but only by an instrument in writing signed by Lender and the Borrower, as applicable.

IN WITNESS WHEREOF, Lender, the Borrower and STEN have executed this Agreement as of the date and year first above-written.

COLFAX FINANCIAL CORPORATION

By/s/  Kenneth W. Brimmer

          Kenneth W. Brimmer
   Its: Chief Executive Officer

STEN CORPORATION

By/s/  Kenneth W. Brimmer

          Kenneth W. Brimmer
   Its: Chief Executive Officer

R.W. SABES INVESTMENT, LLC

By:  /s/  Robert W. Sabes

    Robert W. Sabes,

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